May 1, 2014

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at franklintempleton.com/ftviptfunds. You can also get this information at no cost by calling 1-888-FRANKLIN or by sending an e-mail request to FTVIPTprospectus@franklintempleton.com. The Fund’s prospectus and statement of additional information, both dated May 1, 2014, as may be amended from time to time, are incorporated by reference into this Summary prospectus, which means that they are legally a part of this Summary prospectus. Shares of the insurance funds of Franklin Templeton Variable Insurance Products Trust are not offered to the public; they are offered and sold only to: (1) insurance company separate accounts to serve as the underlying investment vehicles for variable contracts; (2) certain qualified plans; and (3) other mutual funds (fund of funds). This Summary prospectus is not intended for use by other investors. Please check with your insurance company for availability. Please read this Summary prospectus together with your variable annuity or variable life insurance product prospectus.

Franklin Templeton Variable Insurance Products Trust | Class 2	SUMMARY PROSPECTUS
Franklin Managed Volatility Global Allocation VIP Fund

Investment Goal

Total return (including income and capital gains) while seeking to manage volatility.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table and the example do not include any fees or sales charges imposed by variable insurance contracts, qualified retirement plans or funds of funds. If they were included, your costs would be higher.

ANNUAL FUND OPERATING EXPENSES	(expenses that you pay each year as a percentage of the value of your investment)
Class 2
Management fees	1.00%
Distribution and service (12b-1) fees	0.25%
Other expenses	0.86%
Other expenses of the Fund[1]	0.80%
Other expenses of the Subsidiary (including Subsidiary management fees)	0.06%
Acquired fund fees and expenses[2]	0.10%
Total annual Fund operating expenses	2.21%
Fee waiver and/or expense reimbursement[3]	-1.03%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement1, 2, [3]	1.18%

1. The Fund began offering its shares on April 1, 2013. Other expenses of the Fund have been restated to exclude non-recurring prior period expenses. If such expenses were included in the table above, the amounts stated would have been greater. Otherwise, total annual Fund operating expenses are annualized.

2. Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

3. The investment manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid by a Cayman Islands-based company that is wholly owned by the Fund (Subsidiary). This waiver may not be terminated and will remain in effect for as long as the investment manager's contract with the Subsidiary is in place. Additionally, the investment manager has contractually agreed to waive or assume certain expenses so that common expenses of the Fund (excluding Rule 12b-1 fees, acquired fund fees and expenses and certain non-routine expenses) do not exceed 0.83% until at least April 30, 2015. Contractual fee waiver and/or expense reimbursement agreements may not be terminated during the terms set forth above.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects adjustments made to the Fund's operating expenses due to the fee waiver and/or expense reimbursement by management for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 2	$ 120	$ 592	$ 1,090	$ 2,464

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. For the period April 1, 2013 (commencement of operations) to December 31, 2013, the Fund's portfolio turnover rate was 8.12% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund seeks to achieve its investment goal by using an asset allocation strategy that seeks to diversify the Fund's portfolio across global asset classes (principally global equity and global fixed income securities), regions and sectors while seeking to limit the expected volatility of the Fund's returns to about 10% or less per year. Currently, the Fund intends to seek a target volatility of 9% or less per year ("Target Volatility"). This strategy may result in the Fund outperforming the general securities market during periods of flat or negative market performance, and underperforming the general securities market during periods of positive market performance. There is no guarantee that the Fund will achieve its Target Volatility.

The Fund’s Target Volatility is not a total return performance target – the Fund does not expect, nor does it represent, that its total return performance will be within any specified range. It is possible that the Fund could achieve its Target Volatility while having negative performance returns. Also, efforts to manage the Fund's volatility could limit the Fund's gains in rising markets, may expose the Fund to costs to which it would otherwise not have been exposed, and if unsuccessful may result in substantial losses.

Under normal market conditions, the Fund invests principally in a diversified portfolio of stocks and other equity securities (including unaffiliated exchange-traded funds (ETFs) and mutual funds), bonds and other debt securities (fixed income), and short-term (money market) investments allocated across the following broad asset classes, in approximately the following baseline percentages (plus or minus 5%):

  55% Global Equity (U.S./International/Emerging Markets)
  37% Global Fixed Income (U.S./International)
  5% Commodity-Linked Instruments
  3% Cash, Cash Equivalents and Money Market Securities

At the discretion of the investment manager the above allocations (including sub-allocations within each asset class) may vary from time to time, e.g., based on market conditions, the investment manager’s assessment of an asset class' relative attractiveness as an investment opportunity, or as part of the managed volatility strategy. While changes in the allocation of the broad asset classes above are expected to be infrequent, at any given time, the Fund may be invested substantially or entirely in equity securities, global fixed income securities or cash and cash equivalents. However, emerging market equity, emerging market debt, and commodity-linked instruments are each intended to be limited to no more than 5% of the Fund’s net assets and to 10% of the Fund’s net assets in the aggregate.

The Fund employs a managed volatility strategy, or volatility control process, principally by focusing on investments that the investment manager believes offer attractive returns relative to the risks assumed and by hedging through the use of derivatives. The managed volatility strategy seeks to stabilize the total return volatility of the Fund around its Target Volatility level and to reduce the downside risk of the Fund during periods of significant and sustained market declines. In this context, "volatility" is a statistical measurement of the frequency and level of up and down fluctuations in the value of the Fund's returns over time. Volatility may result in rapid and dramatic price swings. Volatility, in other words, represents the average annual deviation of the Fund's return around the average Fund return.

In seeking to manage the Fund’s volatility, the investment manager chooses core investments including low volatility stocks (currently largely through equity ETFs that seek to replicate certain low volatility stock indices) and adjusts its asset allocations in response to periods of high or low expected volatility (“bottom up” risk reduction investment strategies). In addition, the investment manager uses a “top-down,” hedging strategy that also seeks to reduce risk, using derivatives instruments (principally stock index and government bond futures). For example, when a particular asset class or classes appear to present high future volatility, reduction in the exposure to such classes would typically be sought; when such volatility appears to be reduced then exposure would typically be increased. The Fund’s exposure to various asset classes may be adjusted through the use of derivatives as often as daily or may not be adjusted for extended periods of time. The timing and extent of such adjustments are within the sole discretion of the investment manager. The volatility strategy may cause the Fund’s effective exposure to certain asset classes to be greater or lesser than its direct investments.

While there can be no guarantee that the Fund will achieve its Target Volatility, the investment manager regularly uses exchange-traded futures contracts and currency forwards to seek to manage the overall volatility of the Fund. Even in periods of low volatility in the equity markets, the investment manager may continue to use futures and forwards to seek to preserve gains after favorable market conditions and reduce losses in adverse market conditions. In situations of extreme market volatility, the futures and forwards could significantly reduce the Fund’s net economic exposure to equity securities. The Fund’s investment in futures and forwards and their accompanying costs could limit the Fund’s gains in rising markets relative to those of unhedged funds in general.

With respect to the Fund’s global equity investments, the Fund may invest in equity securities of U.S. and non-U.S. companies in any industry and of any market capitalization through direct investments, ETFs or mutual funds. The Fund currently intends to focus principally in unaffiliated ETFs that use an active portfolio process to select stocks the performance of which are intended to correspond to specific low volatility domestic and international low volatility indices. The emerging markets sub-set of the global equity strategy will invest predominantly in equity securities of companies located in emerging market countries, applying a fundamental research, value-oriented, long-term approach.

Overall, the Fund expects to have significant exposure to foreign securities.

With respect to the Fund’s global fixed-income investments, the Fund invests predominantly in debt securities issued by governments and government agencies located around the world.

With respect to its cash investments, the Fund expects to hold high quality money market securities, including U.S. Government securities, U.S. Government agency securities, bank obligations, commercial paper, repurchase agreements and affiliated money market funds.

With respect to the Fund’s commodity investments, the investment manager currently purchases exchange-traded notes (ETNs) to gain exposure to commodities. The ETNs are designed to provide investors, such as the Fund, with a cost-effective investment in broad-based commodities, as measured by various recognized commodity indices.

With respect to the Fund's derivative investments, for hedging or investment purposes, the Fund may enter into various transactions involving complex instruments that include but are not limited to, currency forwards, interest rate/bond futures, equity index futures, and exchange-traded notes (ETNs). The managed volatility strategy regularly uses stock index futures, interest rate/bond futures, and currency forwards for hedging purposes, while in the global fixed income portion of the Fund’s portfolio, the Fund may, from time to time, use interest rate/bond futures and currency forwards for both hedging and investment purposes. Derivative instruments can be used to adjust or obtain net long or net negative (short) exposure to various asset classes, regions, currencies, sectors or securities for hedging or investment purposes, or to otherwise manage the Fund’s volatility.

In connection with the Fund’s managed volatility strategy, the investment manager uses a combination of proprietary and third-party risk modeling systems to help it estimate the expected volatility of the Fund’s portfolio on a daily basis. Based on those estimates, the investment manager adjusts the Fund’s exposure to certain markets and asset classes (through derivatives or other investments) in an attempt to manage the Fund’s expected volatility. The Fund may, from time to time, have a net short position in certain asset classes, regions, currencies and sectors.

The Fund is structured as a multi-manager fund, with the investment manager responsible for the Fund's overall asset allocation, investment strategies including the managed volatility strategy, and investment performance monitoring; managing portions of the Fund's portfolio; and managing the commodity-linked instruments. The investment manager sub-contracts with various other investment managers within Franklin Templeton Investments (the "Sub-Advisors") who currently independently manage the following separate portions of the Fund’s portfolio: (1) the emerging markets sub-set of the global equity portion; and (2) the global fixed income portion.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Market   The market values of securities owned by the Fund will go up or down, sometimes rapidly or unpredictably. A security’s market value may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Managed Volatility Strategy   There can be no guarantee that the Fund will achieve its Target Volatility; moreover, achieving the Fund's Target Volatility does not ensure the Fund will achieve a positive or competitive return. The actual volatility that the Fund experiences may be significantly higher or lower than its Target Volatility. For example, actual realized annual volatility can be expected to exceed the Target Volatility periodically, and this can result in negative returns (losses) that persist beyond one year. In addition, the managed volatility strategy could limit the Fund’s gains in rising markets, may expose the Fund to costs to which it would otherwise not have been exposed and, if unsuccessful, may cause the Fund to experience substantial losses greater than what the Fund might have experienced had such strategy not been implemented at all.

In seeking to manage the Fund’s portfolio and overall volatility, the investment manager uses proprietary and third-party risk modeling systems. These models use a large amount of data, including third-party data, selected historical returns (and recreations of such returns), and back-tested data over the past ten years. There is no assurance that the modeling systems are complete or accurate, or representative of future market cycles. The results generated by these models may perform differently than expected, and may negatively affect Fund performance and the ability of the Fund to achieve its Target Volatility for various reasons including human judgment that affects the financial algorithms and formulas used in these models, imprecise or stale historical data, non-quantitative factors (such as market/ trading system dysfunctions, investor over-reaction or other emotional considerations), or technical issues with the construction and implementation of quantitative models. The Fund may lose more (and significantly more) than it would have lost had the managed volatility strategy or the risk models not been used. In addition, in periods of extreme markets, the Fund’s managed volatility strategy may not protect fully against market decline, realized or actual volatility can be higher than the Target Volatility, and the Fund could be exposed to large losses regardless of its managed volatility strategy.

Interest Rate   When interest rates rise, debt security prices generally fall. The opposite is also generally true: debt security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to these interest rate changes.

Credit   An issuer of debt securities may fail to make interest payments and repay principal when due, in whole or in part. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value.

Investing in ETFs and Other Mutual Funds   Because the Fund invests to a large extent in ETFs and other mutual funds, the Fund’s performance is directly related to the performance of the underlying ETFs and other mutual funds held by it. Investing in ETFs and other mutual funds may be more costly to the Fund than if the Fund had invested in the underlying securities directly. Shareholders of the Fund will indirectly bear the fees and expenses (including management and advisory fees and other expenses) of the underlying ETFs and other mutual funds. In addition, the Fund pays brokerage commissions in connection with the purchase and sale of shares of ETFs.

The Fund's investments in ETFs may subject the Fund to additional risks than if the Fund would have invested directly in the ETFs’ underlying securities. These risks include the possibility that an ETF may experience a lack of liquidity; an ETF may trade at a premium or discount to its net asset value; or an investment in an ETF may not achieve its intended purposes or may reduce the diversification benefits of the Fund.

Foreign Securities   Investing in foreign securities typically involves more risks than investing in U.S. securities, and includes risks associated with: political and economic developments - the political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S.; trading practices - government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S.; availability of information - foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; limited markets - the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile; and currency exchange rate fluctuations and policies. The risks of foreign investments may be greater in developing or emerging market countries.

Emerging Market Countries   The Fund’s investments in emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets, including: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; currency exchange rate volatility; and inflation, deflation or currency devaluation.

Derivative Instruments   The performance of derivative instruments (including currency-related derivatives) depends largely on the performance of an underlying currency, security or index, and such instruments often have risks similar to their underlying instrument, in addition to other risks. Derivatives involve costs and can create economic leverage in the Fund's portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that exceeds the Fund's initial investment. Other risks include illiquidity, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. When used for hedging, the change in value of the derivative may also not correlate specifically with the currency, security or other risk being hedged. With over-the-counter derivatives, there is the risk that the other party to the transaction will fail to perform.

Management   The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund's investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. In addition, the investment manager's allocation of Fund assets among different asset classes, Sub-Advisors, ETFs, mutual funds and direct investments may not prove beneficial in light of subsequent market events.

Commodities   Although it is anticipated that the Fund will only have a 5% allocation of its assets to commodities, investing in physical commodities, including through complex securities such as ETNs, presents unique risks. Investing in physical commodities, including trading in futures contracts thereon, is speculative and can be extremely volatile. Market prices of commodities may fluctuate rapidly based on numerous factors, including: changes in supply and demand relationships (whether actual, perceived, anticipated, unanticipated, or unrealized); weather; agriculture; trade; domestic and foreign political and economic events and policies; diseases; pestilence; technological developments; and monetary and other governmental policies, action and inaction. The current or "spot" prices of physical commodities may also affect, in a volatile and inconsistent manner, the prices of futures contracts in respect of the relevant commodity. Certain commodities are used primarily in one industry, and fluctuations in levels of activity in (or the availability of alternative resources to) one industry may have a disproportionate effect on global demand for a particular commodity. Moreover, recent growth in industrial production and gross domestic product has made China and other developing nations oversized users of commodities and has increased the extent to which certain commodities prices are influenced by those markets.

Index and Passive Investing   The Fund will have exposure to certain broad-based securities, interest rate and commodity indexes. None of the index sponsors has any obligation or responsibility to the Fund or its shareholders in connection with any modification, discontinuance or suspension of an index, including any obligation or responsibility to notify the Fund of any such modification, discontinuance or suspension.

With respect to the Fund’s investment in passively managed ETFs, there is the risk that an ETF may not replicate exactly the performance of the benchmark index it seeks to track. In addition, because ETFs purchased by the Fund are not actively managed, they may be affected by a general decline in market segments relating to their respective indices, as such ETFs do not attempt to take defensive positions in declining markets. Some ETFs may use representative sampling in which case the ETF is subject to an increased risk of tracking error, in that the securities selected in the aggregate for the ETF may not have an investment profile similar to those of its index. In addition, an ETF’s performance may diverge from that of its underlying index due to imperfect correlation between an ETF’s portfolio securities and those in its index, rounding, timing of cash flows, the size of the ETF, fees and expenses borne by the ETF and changes to the index. This risk may be heightened during times of increased market volatility or other unusual market conditions.

Performance

Because the Fund is new, it does not have a full calendar year of performance.

Investment Manager

Franklin Alternative Strategies Advisers, LLC (Alternative Strategies)

Sub-Advisors

Franklin Templeton Investment Management Limited (FTIML) and Templeton Asset Management Ltd. (Asset Management). For purposes of the Fund's investment strategies, techniques and risks, the term "investment manager" includes any Sub-Advisor.

Portfolio Managers

SAMER HABL   Portfolio Manager of Alternative Strategies and portfolio manager of the Fund since inception (2013).

MARK MOBIUS, PH.D.   Executive Chairman of Templeton Emerging Markets Group, Portfolio Manager of Asset Management and portfolio manager of the emerging markets sub-set of the global equity portion of the Fund since 2013.

TODD SAUNDERS   Portfolio Manager of Alternative Strategies and a portfolio manager of the Fund since inception (2013).

DAVID ZAHN, CFA   Portfolio Manager of FTIML and portfolio manager of the global fixed income portion of the Fund since inception (2013).

Purchase and Sale of Fund Shares

Shares of the Fund are sold to insurance companies’ separate accounts (Insurers) to fund variable annuity or variable life insurance contracts and to qualified plans. Insurance companies offer variable annuity and variable life insurance products through separate accounts. Shares of the Fund may also be sold to other mutual funds, either as underlying funds in a fund of funds or in other structures. In addition, Fund shares are held by a limited number of Insurers, qualified retirement plans and, when applicable, funds of funds. Substantial withdrawals by one or more Insurers, qualified retirement plans or funds of funds could reduce Fund assets, causing total Fund expenses to become higher than the numbers shown in the fees and expenses table above.

The terms of the offering of interests in separate accounts are included in the variable annuity or variable life insurance product prospectus. The terms of offerings of funds of funds are included in those funds' prospectuses. The terms of offering of qualified retirement plans are described in their disclosure documents. Investors should consult the variable contract prospectus, fund of fund prospectus, or plan disclosure documents for more information on fees and expenses imposed by variable insurance contracts, funds of funds or qualified retirement plans.

Taxes

Because shares of the Fund are generally purchased through variable annuity contracts or variable life insurance contracts, the Fund's distributions (which the Fund expects, based on its investment goals and strategies to consist of ordinary income, capital gains or some combination of both) will be exempt from current taxation if left to accumulate within the variable contract. You should refer to your contract prospectus for more information on these tax consequences.

Payments to Sponsoring Insurance
Companies and Other Financial Intermediaries

The Fund or its distributor (and related companies) may pay broker/dealers or other financial intermediaries (such as banks and insurance companies, or their related companies) for the sale and retention of variable contracts which offer Fund shares and/or for other services. These payments may create a conflict of interest for a financial intermediary, or may be a factor in the insurance company's decision to include the Fund as an investment option in its variable contract. For more information, ask your financial advisor, visit your financial intermediary's website, or consult the variable contract prospectus or this Fund's prospectus.

Investment Company Act file #811-05583 © 2014 Franklin Templeton Investments. All rights reserved.	792 PSUM 05/14